UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21633

Cohen & Steers Dividend Majors Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

February 8, 2006

To Our Shareholders:

We are pleased to submit to you our report for the six months and since inception (January 31, 2005) through December 31, 2005. The market price and net asset value per share on December 31, 2005 was $17.03 and $20.21, respectively. For the six months and the period since inception, the total return, including income for the fund and its comparative benchmarks, were as follows:

	Total Returns
	Market Price[a]		Net Asset Value[a]
	Six Months Ended 12/31/05	January 31, 2005 (commencement of operations) through 12/31/05	Six Months Ended 12/31/05	January 31, 2005 (commencement of operations) through 12/31/05
Cohen & Steers Dividend Majors Fund	–3.26%	–10.03%	3.55%	11.81%
S&P 500 Index[b]	5.77%	7.53%	5.77%	7.53%
Blend—50% S&P 500 Index, 50% NAREIT Equity REIT Index[b]	5.63%	14.88%	5.63%	14.88%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our website at cohenandsteers.com.

The fund paid a distribution of $0.10 per share per month beginning in March of 2005. During the six months ended December 31, 2005, distributions totaled $0.60 per share. For the period since the fund's inception on January 31, 2005, total distributions were $1.00 per share. Monthly distributions, of $0.10 per share were declared and will be paid on January 31, 2006, February 28, 2006, and March 31, 2006.c

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

The fund invests in high dividend paying stocks of U.S. companies that are positioned to maintain and grow their dividends. REITs, the highest yielding equity sector, can comprise no less than 35% and no more than 65% of the fund's investments. As of December 31, 2005, REITS made up 38% of the fund's assets. The balance of the fund is invested in equities from all other industry sectors that are selected by means of a quantitative selection process keyed to dividend yield as well as potential dividend growth characteristics.

Market Review

It was a challenging year for U.S. common stocks in 2005, as economic, political and corporate events served to temper any gains the markets could muster. Nevertheless, U.S. stocks did manage to close with modest gains for the year, 4.9% in total return as measured by the S&P 500 Index in the face of record high oil prices, rising interest rates and a stronger U.S. dollar. Strong demand globally, specifically from China, continued turmoil in Iraq and new political threats posed by North Korea and Iran were key factors in boosting energy prices while dampening U.S. equity performance in general.

Since its inception on January 31, 2005, the fund had a total return at net asset value of 11.8%, compared with 7.5% for the S&P 500 Index. While high dividend paying common stocks lagged the broad market modestly over this period— the Dow Jones Select Dividend Index returned 7.2%—the fund's allocation to REITs contributed to the fund's strong performance relative to the S&P 500.

Looking at market performance by key industry groups, six sectors beat the S&P 500 Index and five underperformed the index. Energy was the star sector, rising 27.9% since the fund's launch despite falling –7.4% in the fourth quarter. A host of factors buffered on oil and gas prices, including weather, politics, refining capacity shortages and speculation, making energy stocks highly prized, but highly volatile. In 2005, the price of crude oil rose 38% to more than $57 per barrel, and natural gas ended the year just under $11 per MMBtu.

Utility stocks corrected in the fourth quarter (–5.5%), but still managed to gain 14.5% since January. Strong earnings and dividend growth enabled the sector to deliver another solid year of gains. As of December 31, the fund's allocation in the utility sector was 16.5%.

Financial stocks also ended the year on an up note, gaining 8.9% since the fund's launch. This sector showed remarkable resilience given rising interest rates and lower net interest margins for most banks. Despite high underwriting losses stemming from a record hurricane season in 2005, insurance stocks rallied late in the year as investors turned their focus to the hardening pricing market. As of December 31, the fund's allocation in the financial sector was 15.1%, primarily in the banking group. Healthcare stocks turned in a solid 8.9% total return since the fund's launch.

Among the underperforming sectors in this period, technology returned 6.6%. Despite a reported style shift from value to growth among institutional investors late in the year, the sector trailed the S&P 500 Index in the fourth quarter.

Industrial stocks gained only 5.2% since January. Consumer staples did less well, with a gain of only 2.3%. Telecom was up only 1.7% since the fund's inception (–0.9% since June 30), while consumer cyclicals were down –2.3%.

REITs were the second best performing sector since the inception of the fund, with a total return of 22.4% (as measured by the NAREIT Equity REIT Index). At the end of 2005, the fund had 38.0% of its assets in REITs. The momentum and increasing visibility of the real estate recovery has had the effect of attracting an ever-growing backlog of private capital targeted at direct real estate investments. Not surprisingly, this capital flow had a direct

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

impact on the REIT market in 2005 as seven public REITs were taken private in transactions totaling $19.5 billion in value (these transactions generated an average premium to the current share price of 11.9%).

Improvements in fundamentals continued to drive the REIT market in 2005. Higher levels of economic activity translated into greater pricing power for landlords. Demand for commercial and multi-family residential space, which was well in excess of the growth in available supply, resulted in higher occupancy levels and rising rents in most markets throughout the country. Reported rental income from apartment REITs and office rents nationally grew at a faster rate in the fourth quarter than in the first three quarters of 2005.

Investment Review

Since inception, the fund's top performing sectors were energy (35.1%), consumer cyclicals (21.7%), REITs (21.5%), and utilities (9.3%). Lagging sectors in the fund included consumer staples (–0.6%), telecom (–0.4%), healthcare (1.5%) and basic materials (2.8%).

Other than Marathon Oil, an energy company that returned 61.2%, REITs dominated the list of best performing equities since January. Top performers included Kilroy (64.9%), General Growth Properties (52.2%), SL Green (48.5%), and Boston Properties (38.3%). Kilroy Realty, SL Green and Boston Properties each benefited from a very strong office recovery in their respective coastal markets. Excluding REITs, companies with the largest gains were Equitable Resources (26.0%), Whirlpool (25.8%) and Exelon (24.1%).

Underperforming holdings included UST (–21.5%), The Mills Corp (–20.7%), Dow (–18.1%), Pfizer (–17.5%) and PPG (–13.2%). The Mills Corporation declined as a result of company-specific problems relating to an overly aggressive development pipeline. Dow and PPG declined due to the expected impact that rising raw material and energy costs will have on profitability. Pfizer tumbled on earnings fears relating to slowing growth of key drugs (Lipitor and Viagra), and the sharp decline in its franchise of coxhib painkilling drugs that resulted from Merck's problems with Vioxx. Our positions in Mills and Pfizer were sold to create losses to offset capital gains taken in the energy company Kerr-McGee, which benefited from a Dutch auction tender offer, and May Department Stores, which was acquired by Federated Department Stores.

The portfolio benefited from strong dividend growth in 2005. Of the 70 holdings at year-end, 62 increased their dividends during 2005 and the average increase compared with the prior year was 7.2%. As a result, at year-end the average dividend yield on portfolio holdings, before fund expenses, was 3.7%. Dividend growth was widespread across many industries in the portfolio, with the largest increases coming from the utility and financial sectors, which boosted dividends 15% and 13%, respectively. The factors behind the growth (strong earnings gains, balance sheet strength and liquidity, and historically low payout ratios) created an environment highly conducive to rising dividends. Our outlook for 2006 suggests these same factors will remain in place to provide a solid foundation for further dividend increases.

Investment Outlook

In 2006, common stocks will continue to face challenging headlines. With little prospect of easing political tensions, resilient oil prices, despite mildly softening demand growth, and the expectation of at least two more interest rate hikes by the Federal Reserve, stocks seemingly face obstacles in the near-term. Moreover, the stronger U.S. dollar only serves to make U.S. exports less competitive.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Despite these headlines, we see several positive macro factors. The Fed is likely to be nearing the end of its interest rate hikes, and oil, even if it stabilizes at current prices, has not proven to be "an economy killer." As for the dollar, while it has strengthened, it is 25% lower than its peak in February 2002 and, thus far, it has not impeded foreign operations of larger global companies in the United States.

We continue to find opportunities in what should be a relatively low return environment, illustrated by the 4.4% yield on the 10-year Treasury bond at the end of 2005. We believe that high dividend paying common stocks continue to offer competitive return potential with less volatility. Furthermore, if we continue to be in a low-return cycle for equities in general, relative attractiveness of dividends should be enhanced. While the gains posted by equity indexes over the past three years have lessened the valuation discount on stocks, earnings have grown nicely. We continue to see compelling valuations that offer the potential for solid, long-term appreciation. As a result, stocks are trading at 16.3 times current earnings, levels not seen in a decade due to the multiple contractions that have occurred over the past five years. With earnings growth potential in the 11% to 12% range in 2006, and the 9% to 10% range in 2007, and with dividend payout ratios at very low levels, we expect that dividend growth will remain strong.

We continue to believe that REITs are well positioned to deliver both high income and attractive dividend growth. We are anticipating steady forward progression in fundamentals for most major property types, driven by continued solid economic growth and restrained new construction. Occupancies and rents should continue to rise as the economic growth creates jobs and increased disposable income, which should drive continued cash flow and dividend growth for REITs. We believe that real estate cycles play out over several years. Historically, once the dynamic in the market for commercial space shifts from a lessees' market to a lessors' market, it has taken a while to reverse. On the other hand, a severe economic slowdown that interrupts demand, or a building boom that creates too much supply, could disrupt the positive environment we predict, although in our view, neither of these is likely to occur over the next 18 months. As a result, we expect earnings growth potential in the 8% range for both 2006 and 2007. Combined with current dividends at 4.6%, we continue to see attractive total return potential for the REIT sector.

We are approaching the one year anniversary of the fund and the first annual portfolio rebalancing. In February 2006, we will begin to rebalance the portfolio in accordance with the quantitative stock selection process. To review the methodology, the fund will have at least 35%, but no more than 65%, invested in dividend-paying stocks using a quantitative stock selection methodology, and at least 35%, but no more than 65%, invested in REITs. Based on the relative valuation between REITs and stocks, we expect to maintain the REIT allocation at the low end of the 35% to 65% authorized range. Obviously, portfolio allocation can and will change over time.

Our stock selection process is designed to create a portfolio with the following characteristics: 1) above-average dividend income; 2) perceived dividend safety; and 3) potential for dividend growth. For the allocation to high-dividend paying common stocks, we start with U.S. common stocks and screen for companies that have investment grade balance sheets, daily volume of at least $10 million, the same or increasing dividends over the past five years, and dividend payout ratios below 65% of operating earnings. This universe of companies is then ranked from highest to lowest dividend yield, and the 50 highest yielding securities are selected for the portfolio. No industry group can represent 25% of this portion of the portfolio. For the allocation to REITs, we will continue to focus on companies that have managements with strong track records of creating value and the potential for sector-leading cash flow and dividend growth.

In summary, we are pleased with the fund's investment performance in 2005. Looking forward, we continue to believe that that the macro environment is favorable for the fund's strategy. While we believe economic growth should be slower this year, the overall business environment is solid. Furthermore, dividend investment strategies

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

should continue to gain attention due to the low yield environment, the low tax rate on corporate dividends, and the capability of corporate America to pay higher dividends. Demographics, specifically the aging U.S. population, will continue to drive increasing demand for equities that have both attractive current dividend income and dividend growth potential. We believe that our portfolio construction methodology will select stocks that have these characteristics. Therefore, we believe the fund is well positioned to achieve its total return objective by providing a combination of current dividend income and growth over time.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

ROBERT S. BECKER	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

December 31, 2005
Top Ten Holdings
(Unaudited)

Security	Market Value	% of Net Assets
1. Boston Properties	$7,472,304	2.9%
2. AvalonBay Communities	6,506,325	2.5
3. SL Green Realty Corp.	6,424,399	2.5
4. Kilroy Realty	6,412,840	2.5
5. Simon Property Group	6,030,781	2.3
6. Macerich Co.	6,029,172	2.3
7. Exelon Corp.	5,664,724	2.2
8. Vornado Realty Trust	5,200,181	2.0
9. Dominion Resources	5,133,800	2.0
10. Bellsouth Corp	5,046,020	2.0

Sector Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2005

		Number of Shares	Value
COMMON STOCK	99.6%
BASIC MATERIALS	3.3%
CHEMICAL	2.0%
Dow Chemical Co.		29,900	$1,310,218
E.I. Du Pont De Nemours & Co		91,400	3,884,500
			5,194,718
FOREST PRODUCTS & PAPER	1.3%
Temple-Inland		47,800	2,143,830
Weyerhaeuser Co.		19,900	1,320,166
			3,463,996
TOTAL BASIC MATERIALS			8,658,714
COMMERCIAL SERVICES	1.8%
OFFICE/BUSINESS EQUIPMENT	0.5%
Pitney Bowes		34,500	1,457,625
PRINTING	1.3%
RR Donnelley & Sons Co.		96,800	3,311,528
TOTAL COMMERCIAL SERVICES			4,769,153
CONSUMER—CYCLICAL	2.8%
HOME FURNISHING	0.8%
Whirlpool Corp.		25,500	2,135,880
HOUSEWARE	2.0%
Newell Rubbermaid		211,600	5,031,848
TOTAL CONSUMER, CYCLICAL			7,167,728
CONSUMER—NON-CYCLICAL	10.7%
AGRICULTURE	2.8%
Altria Group		61,500	4,595,280
UST		61,800	2,523,294
			7,118,574
BEVERAGE	0.6%
Coca Cola Co.		37,200	1,499,532

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
FOOD	1.7%
General Mills		32,500	$1,602,900
Heinz HJ Co.		86,200	2,906,664
			4,509,564
HOUSEHOLD PRODUCTS	1.7%
Avery Dennison Corp.		26,700	1,475,709
Kimberly Clark Corp.		48,000	2,863,200
			4,338,909
PHARMACEUTICAL	3.9%
Abbott Laboratories		66,600	2,626,038
Eli Lilly and Co.		77,000	4,357,430
Wyeth		67,900	3,128,153
			10,111,621
TOTAL CONSUMER, NON-CYCLICAL			27,578,200
ENERGY—OIL & GAS	2.9%
ChevronTexaco Corp.		54,500	3,093,965
Marathon Oil Corp.		73,300	4,469,101
			7,563,066
FINANCIAL	15.1%
BANK	10.6%
Amsouth Bancorporation		167,800	4,398,038
Bank of America Corp.		103,300	4,767,295
KeyCorp		143,000	4,708,990
National City Corp.		133,500	4,481,595
Regions Financial Corp.		131,400	4,488,624
US Bancorp		153,400	4,585,126
			27,429,668
DIVERSIFIED FINANCIAL SERVICE	2.6%
JPMorgan Chase & Co.		108,800	4,318,272
Citigroup		47,100	2,285,763
			6,604,035

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
SAVINGS & LOAN	1.9%
Washington Mutual		115,000	$5,002,500
TOTAL FINANCIAL			39,036,203
INDUSTRIAL	4.1%
DIVERSIFIED MANUFACTURING	1.0%
General Electric Co.		72,500	2,541,125
ELECTRICAL COMPONENT & EQUIPMENT	0.6%
Emerson Electric Co.		22,100	1,650,870
ENVIRONMENTAL CONTROL	1.0%
Waste Management		84,300	2,558,505
METAL FABRICATE/HARDWARE	1.0%
Worthington Industries		135,100	2,595,271
PACKAGING & CONTAINER	0.5%
Bemis Co.		50,100	1,396,287
TOTAL INDUSTRIAL			10,742,058
REAL ESTATE	38.1%
DIVERSIFIED	2.0%
Vornado Realty Trust		62,300	5,200,181
HEALTH CARE	1.5%
Ventas		118,000	3,778,360
INDUSTRIAL	3.0%
AMB Property Corp.		83,000	4,081,110
ProLogis		80,415	3,756,989
			7,838,099
OFFICE	10.3%
Alexandria Real Estate Equities		35,200	2,833,600
Boston Properties		100,800	7,472,304
Kilroy Realty Corp.		103,600	6,412,840
Prentiss Properties Trust		87,100	3,543,228
SL Green Realty Corp.		84,100	6,424,399
			26,686,371

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
OFFICE/INDUSTRIAL	1.0%
Liberty Property Trust		60,100	$2,575,285
RESIDENTIAL—APARTMENT	4.4%
AvalonBay Communities		72,900	6,506,325
Essex Property Trust		53,200	4,905,040
			11,411,365
SELF STORAGE	1.4%
Public Storage		52,600	3,562,072
SHOPPING CENTER	13.6%
COMMUNITY CENTER	5.6%
Developers Diversified Realty Corp.		77,400	3,639,348
Kimco Realty Corp.		119,000	3,817,520
Pan Pacific Retail Properties		67,800	4,535,142
Weingarten Realty Investors		65,300	2,468,993
			14,461,003
REGIONAL MALL	8.0%
CBL & Associates Properties		100,700	3,978,657
General Growth Properties		98,900	4,647,311
Macerich Co.		89,800	6,029,172
Simon Property Group		78,700	6,030,781
			20,685,921
TOTAL SHOPPING CENTER			35,146,924
SPECIALTY	0.9%
Entertainment Properties Trust		55,800	2,273,850
TOTAL REAL ESTATE			98,472,507
TELECOMMUNICATION	4.2%
AllTel Corp.		28,300	1,785,730
Bellsouth Corp.		186,200	5,046,020
Verizon Communications		133,900	4,033,068
			10,864,818

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
UTILITY	16.6%
ELECTRIC—DISTRIBUTION	1.2%
Entergy Corp.		45,200	$3,102,980
ELECTRIC—INTEGRATED	10.9%
Dominion Resources		66,500	5,133,800
Exelon Corp.		106,600	5,664,724
FPL Group		120,200	4,995,512
Pinnacle West Capital Corp.		105,000	4,341,750
PPL Corp.		115,600	3,398,640
SCANA Corp.		122,200	4,812,236
			28,346,662
NATURAL GAS—DISTRIBUTION	3.0%
AGL Resources		136,300	4,744,603
Oneok New		109,400	2,913,322
			7,657,925
NATURAL GAS—INTEGRATED	1.5%
Equitable Resources		54,200	1,988,598
Sempra Energy		39,700	1,780,148
			3,768,746
TOTAL UTILITY			42,876,313
TOTAL COMMON STOCK (Identified cost—$236,511,209)			257,728,760
		Principal Amount
COMMERCIAL PAPER	0.3%
AIG Funding, 3.230%, due 1/3/06 (Identified cost—$680,878)		$681,000	680,878
TOTAL INVESTMENTS (Identified cost—$237,192,087)	99.9%		258,409,638
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1%		363,506
NET ASSETS (Equivalent to $20.21 per share based on 12,805,250 shares of capital stock outstanding)	100.0%		$258,773,144

Note: Percentages indicated are based on the net assets of the fund.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:
Investments in securities, at value (Identified cost—$237,192,087)	$258,409,638
Dividends receivable	946,903
Other assets	6,494
Total Assets	259,363,035
LIABILITIES:
Payable for dividends declared	319,384
Payable to investment manager	166,153
Payable to administrator	8,861
Payable for directors' fees	3,876
Other liabilities	91,617
Total Liabilities	589,891
NET ASSETS applicable to 12,805,250 shares of $0.001 par value common stock outstanding	$258,773,144
NET ASSETS consist of:
Paid-in capital	$237,555,608
Net realized loss on investments	(15)
Net unrealized appreciation on investments	21,217,551
$258,773,144
NET ASSET VALUE PER SHARE:
($258,773,144 ÷ 12,805,250 shares outstanding)	$20.21
MARKET PRICE PER SHARE	$17.03
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(15.73)%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF OPERATIONS

For the Period January 31, 2005a through December 31, 2005

Investment Income:
Dividend income	$7,476,580
Interest income	226,844
Total Income	7,703,424
Expenses:
Investment management fees	1,739,072
Administration fees	124,040
Reports to shareholders	96,104
Professional fees	82,553
Directors' fees and expenses	55,971
Custodian fees and expenses	34,064
Transfer agent fees	27,332
Registration and filing fees	22,097
Miscellaneous	11,700
Total Expenses	2,192,933
Net Investment Income	5,510,491
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	782,084
Net change in unrealized appreciation on investments	21,217,551
Net realized and unrealized gain on investments	21,999,635
Net Increase in Net Assets Resulting from Operations	$27,510,126

a  Commencement of operations.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

For the Period January 31, 2005[a] through December 31, 2005
Change in Net Assets:
From Operations:
Net investment income	$5,510,491
Net realized gain on investments	782,084
Net change in unrealized appreciation on investments	21,217,551
Net increase in net assets resulting from operations	27,510,126
Dividends and Distributions to Shareholders from:
Net investment income	(5,510,491)
Net realized gain on investments	(782,099)
Tax return of capital	(6,512,667)
Total dividends and distributions to shareholders	(12,805,257)
Capital Stock Transactions:
Increase in net assets from fund share transactions	243,968,000
Total increase in net assets	258,672,869
Net Assets:
Beginning of period	100,275
End of period	$258,773,144

a  Commencement of operations.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Period January 31, 2005[a] through December 31, 2005
Net asset value, beginning of period	$19.10
Income from investment operations:
Net investment income[b]	0.43
Net realized and unrealized gain on investments	1.75
Total income from investment operations	2.18
Less dividends and distributions to shareholders from:
Net investment income	(0.43)
Net realized gain on investments	(0.06)
Tax return of capital	(0.51)
Total dividends and distributions to shareholders	(1.00)
Offering costs charged to paid-in capital	(0.04)
Dilutive effect of common share offering	(0.03)
Net increase in net assets	1.11
Net asset value, end of period	$20.21
Market value, end of period	$17.03
Total market value return[c,e]	(10.03)%
Total net asset value return[c,e]	11.81%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$258.8
Ratio of expenses to average daily net assets[d]	0.95%
Ratio of net investment income to average daily net assets[d]	2.38%
Portfolio turnover rate[e]	11%

a  Commencement of operations.

b  Based on average shares outstanding.

c  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

d  Annualized.

e  Not annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Dividend Majors Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 13, 2004 and is registered under the Investment Company Act of 1940 as amended, as a diversified, closed-end management investment company. The fund's investment objective is to achieve high total return. The fund had no operations until December 23, 2004 when it sold 5,250 shares for $100,275 to Cohen & Steers Capital Management, Inc. Investment operations commenced on January 31, 2005.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. For the year ended December 31, 2005, a portion of the dividends paid have been reclassified to return of capital and distributions of net realized capital gains.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors.

For the services under the investment management agreement, the fund pays the advisor an advisory fee, accrued daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly at the annual rate of 0.04% of the fund's average daily net assets. For the period January 31, 2005 (commencement of operations) through December 31, 2005, the fund incurred $92,751 in administration fees.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $1,441 from the fund for the year ended December 31, 2005.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the period January 31, 2005 (commencement of operations) through December 31, 2005, totaled $264,603,882 and $25,998,285, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid for the period January 31, 2005 (commencement of operations) through December 31, 2005 was as follows:

Ordinary income	$5,510,491
Long-term capital gains	782,099
Tax return of capital	6,512,667
Total dividends and distributions	$12,805,257

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2005, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$25,386,914
Gross unrealized depreciation	(4,169,378)
Net unrealized appreciation	$21,217,536
Cost for federal income tax purposes	$237,192,102

At December 31, 2005, the fund did not have any undistributed ordinary income or long-term capital gains.

Note 5. Common Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the period January 31, 2005 (commencement of operations) through December 31, 2005 the fund issued no shares of common stock for the reinvestment of dividends.

On January 31, 2005, the fund completed the initial public offering of 11,800,000 shares of common stock. Proceeds paid to the fund amounted to $224,908,000 after deduction of underwriting commissions and offering expenses of $11,092,000.

On February 18, 2005, the fund completed a subsequent offering of 800,000 shares of common stock. Proceeds paid to the fund amounted to $15,248,000 after deduction of underwriting commissions and offering expenses of $752,000.

On March 11, 2005, the fund completed a subsequent offering of 200,000 shares of common stock. Proceeds paid to the fund amounted to $3,812,000 after deduction of underwriting commissions and offering expenses of $188,000.

Additionally, the Investment Manager absorbed approximately $756,000 in offering expenses related to both the initial and subsequent offerings.

Note 6. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Dividend Majors Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Dividend Majors Fund, Inc. (the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the period January 31, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 17, 2006

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(period ended December 31, 2005) (Unaudited)

Based on Net Asset Value	Based on Market Value
Since Inception (01/31/05)	Since Inception (01/31/05)
11.81%	–10.03%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

TAX INFORMATION—2005 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $4,970,524. Additionally, 88.41% of the ordinary dividends qualified for the dividends received deduction available to corporations. Additionally, the fund designates long term capital gains distributions of $644,447 at the 15% rate and $137,652 at the 25% rate or the maximum allowable.

REINVESTMENT PLAN

The fund has a dividend reinvestment plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York as agent (the "Plan Agent"). Shareholders who elect not to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the plan. After the fund declares a dividend or makes a capital gain distribution, the plan agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The plan agent will receive cash from the fund with which to buy common shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The plan agent will receive the dividend or distribution in newly issued common shares of the fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of distributions will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable or required to be withheld on such distributions.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

As required, the fund has submitted to the New York Stock Exchange ("NYSE") the annual certification of the fund's chief executive officer certifying as to compliance with the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to its most recent Form N-CSR.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

PRIVACY POLICYa

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative or marketing services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

a  This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 52	Director and Co-Chairman	2006	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent comany, Cohen & Steers, Inc. (CNS) since 2004. President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	17	1991 to present

Martin Cohen Age: 56	Director and Co-Chairman	2006	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	17	1991 to present

Disinterested Directors

Bonnie Cohen[2] Age: 63	Director	2006	Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	17	2001 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
George Grossman Age: 52	Director	2006	Attorney-at-law	17	1993 to present

Richard E. Kroon Age: 63	Director	2006	Board member of Finlay Enterprises, Inc., (operator of department store fine jewelry leased departments) and several private companies; member of Investment Subcommittee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	17	2004 to present

Richard J. Norman Age: 62	Director	2006	Private Investor. President of the Board of Directors of Maryland Public Television, Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	17	2001 to present

Frank K. Ross Age: 62	Director	2006	Professor of Accounting, Howard University; Board member of NCRIC Group, Inc. (insurance) and Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	17	2004 to present

Willard H. Smith Jr. Age: 69	Director	2006	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	17	1996 to present

C. Edward Ward, Jr. Age: 59	Director	2006	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	17	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 41	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 42	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

James S. Corl, Age: 39	Vice President	Executive Vice President of CSCM and CNS since 2004. Prior to that, Senior Vice President of CSCM.	Since 2004

William F. Scapell Age: 38	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co.	Since 2003

Robert Becker Age: 36	Vice President	Senior Vice President of CSCM since 2003. Prior to that, co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. Mr. Becker has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.	Since 2003

Lawrence B. Stoller Age: 42	Secretary	Executive Vice President and General Counsel of CSCM and CNS since 2004. Secretary of CSSL since 2006. Prior to that, Senior Vice President and General Counsel of CSCM and Assistant Secretary of the Cohen & Steers funds (since 1999) and Chief Legal Officer of CSSL (since 2002).	Since 2005

Jay J. Chen Age: 42	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since August 2003 and Assistant Treasurer of CSSL since 2002. Prior to that, Vice President of CSCM.	Since 2005

John E. McLean Age: 34	Chief Compliance Officer and Assistant Secretary	Vice President and Associate General Counsel of CSCM since September 2003. Prior to that, Vice President, Law and Regulation, J&W Seligman & Co. Incorporated (money manager).	Since 2004

*  The address of each director is 280 Park Avenue, New York, NY 10017.

**  Officers serve one-year terms. The length of time served represents the year in which the officer as first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks.

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice president

Robert S. Becker
Vice president

Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer and chief financial officer

John E. McLean
Chief compliance officer and assistant secretary

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Legal Counsel

Stroock & Stroock & Lavan, LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: DVM

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

DIVIDEND MAJORS FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2005

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s Audit Committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004

Audit Fees	$88,000	N/A
Audit-Related Fees	—	N/A
Tax Fees	12,975	N/A
All Other Fees	—	N/A

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant’s preferred shares.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004

Audit-Related Fees	—	N/A
Tax Fees	—	N/A
All Other Fees	$85,000	N/A

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1)       The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $97,975 and $0, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF
SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. (“C&S”) follows in exercising voting rights with respect to securities held in our client portfolios.  All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.              Objectives

Voting rights are an important component of corporate governance.  C&S has three overall objectives in exercising voting rights:

A.            Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B.            Rationalizing Management and Shareholder Concerns.  C&S seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

C.            Shareholder Communication.  Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

II.            General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

1.               The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2.               In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3.               Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4.               In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

5.               To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

6.               Voting rights shall not automatically be exercised in favor of management-supported proposals.

7.               C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.           General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.           Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed.  While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.  When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.            Stock-Based Compensation

Approval of Plans or Plan Amendments.  By their nature, compensation plans must be evaluated on a case-by-case basis.  As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule.  The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price.  The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments.  Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors.  Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options.  Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features.  We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership.  We support measures to increase the long-term stock ownership by a company’s executives.  These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options.  In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock.  We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting.  Restricted stock awards normally should vest over at least a two-year period.

Other stock awards.  Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.            Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are C&S’s guidelines on change of control issues:

Shareholder Rights Plans.  C&S acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.  We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes.   C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company.  In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.  We support proposals that seek to lower super-majority voting requirements.

C.            Routine Issues

Director Nominees in a Non-Contested Election – C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – C&S supports the election of a board that consists of at least a majority of independent directors.  We generally withhold our support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees.  We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company’s charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action.  This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor.  For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.            Stock Related Items

Increase Additional Common Stock –  C&S’s guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1.                                       creates a blank check preferred stock; or

2.                                       establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.             Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis.  With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues.  As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.             Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting.  They are not, however, hard and fast rules because corporate governance issues are so varied.

V.            Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws.  In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies.  The Investment Committee shall appoint a designee (the “Designee”) who shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities.  The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained.  The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.           Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

•              Name of the company

•              Ticker symbol

•              CUSIP number

•              Shareholder meeting date

•              Brief identification of each matter voted upon

•              Whether the matter was proposed by management or a shareholder

•              Whether C&S voted on the matter

•              If C&S voted, then how C&S voted

•              Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information.  The General Counsel shall ensure that the Investment Committee maintains documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC’s EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.         Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders.  Potential conflicts are most likely to fall into three general categories:

•              Business Relationships – This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent.  In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S (“Capital Advisors”), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

•              Personal Relationships – C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

•              Familial Relationships – C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material.  A material matter is one that is reasonably likely to be viewed as important by the average shareholder.  Materiality will be judged under a two-step approach:

•              Financial Based Materiality – C&S presumes a conflict to be non-material unless it involves at least $500,000.

•              Non-Financial Based Materiality – Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service.  C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.             Identifying Conflicts – The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S’s Inside Information Policies and Procedures.  The General Counsel of C&S (or his designee) maintains a watch list and a restricted list.  The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise.  When a company is placed on the restricted list, the General Counsel of C&S(or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list.  When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall notify on at least an annual basis the members of the Investment Committee of their obligation to disclose any personal or familial relationships with a portfolio company that could raise potential conflict of interest concerns.  Investment Committee members shall also advise the General Counsel of C&S (or his designee) if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.             Identifying Materiality – The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material.  He shall evaluate financial based materiality in terms of both actual and potential fees to be received.  Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3.             Communication with Investment Committee; Voting of Proxy – If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member’s personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner.  The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII.        Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures.  For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds.  The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IX.           Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures.  This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures.  The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S.  If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of March 6, 2006, is set forth below.

Martin Cohen • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of Cohen & Steers Capital Management, Inc. (“C&S”) and its parent company, Cohen & Steers, Inc. (“CNS”).  Vice president and director of Cohen & Steers Securities, LLC.  Director and co-chairman of each of the Cohen & Steers funds.  Previously, president of C&S and each of the Cohen & Steers funds.

Robert Steers • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of C&S and CNS.  Vice President and Director of Cohen & Steers Securities, LLC.  Director and co-chairman of each of the Cohen & Steers funds.  Previously, chairman of C&S and each of the Cohen & Steers funds.

Joseph Harvey • Vice president • Portfolio manager since inception	President of C&S and CNS. Previously, senior vice president of C&S and director of research.

James S. Corl • Vice President • Portfolio manager since inception	Executive vice president of C&S and CNS and chief investment officer for all real estate securities portfolios. Previously, senior vice president of C&S.

William F. Scapell • Vice President • Portfolio manager since 2005	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.

Robert Becker • Vice President • Portfolio manager since 2005	Senior vice president of C&S. Previously, co-portfolio manager for the Franklin Utilities Fund at Franklin Templeton Investments.

C&S utilizes a team-based approach in managing the registrant. Mr. Cohen and Mr. Steers are the leaders of this team and they act in a supervisory capacity. Mr. Harvey, Mr. Corl, Mr. Scapell and Mr. Becker direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2005, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

		Number of accounts	Total assets

Martin Cohen

•	Registered investment companies	15	$13,890,515,910

•	Other pooled investment vehicles	8	$1,104,456,143

•	Other accounts	34	$3,696,398,897

		Number of accounts	Total assets

Robert Steers

•	Registered investment companies	15	$13,890,515,910

•	Other pooled investment vehicles	8	$1,104,456,143

•	Other accounts	34	$3,696,398,897

		Number of accounts	Total assets

Joseph Harvey

•	Registered investment companies	15	$13,890,515,910

•	Other pooled investment vehicles	8	$1,104,456,143

•	Other accounts	34	$3,696,398,897

		Number of accounts	Total assets

James Corl

•	Registered investment companies	15	$13,890,515,910

•	Other pooled investment vehicles	8	$1,104,456,143

•	Other accounts	34	$3,696,398,897

		Number of accounts	Total assets

William F. Scapell

•	Registered investment companies	11	$11,337,295,063

•	Other pooled investment vehicles	5	$461,501,367

•	Other accounts	13	$474,753,740

		Number of accounts	Total assets

Robert Becker

•	Registered investment companies	4	$3,933,266,729

•	Other pooled investment vehicles	0	$0

•	Other accounts	0	$0

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2005:

Dollar Range of Securities Owned
Martin Cohen	Over $100,000
Robert Steers	Over $100,000
Joseph Harvey	None
James Corl	$ 50,001 - $100,000
William F. Scapell	$ 10,001 - $50,000
Robert Becker	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to C&S. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, C&S strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of C&S to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of C&S and its affiliated companies (the “CNS Accounts”). Certain securities held in the CNS Accounts also may be held in the account of the registrant or other client accounts of C&S. C&S has adopted procedures that are designed to ensure that the interests of the CNS Accounts are never placed ahead of the interests of the registrant or any other client account. In this regard, C&S will not purchase or sell a security for the CNS Accounts until C&S has completed its purchase or sale program for the registrant and any other client accounts. While it is possible that a security will be sold out of the CNS Accounts but continue to be held for the registrant or one or more other client accounts, this will occur only if C&S, acting in its reasonable judgment and consistent with its fiduciary duties, believes this to be appropriate for, and consistent with the objectives and profile of, the registrant or other client accounts.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S ‘s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of C&S ‘s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. C&S compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, including the NAREIT Equity REIT Index with respect to Messrs. Cohen,

Steers, Harvey and Corl; the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell; and the S&P 1500 Utilities Index with respect to Mr. Becker.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. C&S does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of C&S varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers’ performance in meeting them. C&S seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. C&S participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of C&S and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of C&S’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and

Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer
(principal executive officer)

By:	/s/ Jay J. Chen
Name: Jay J. Chen
Title: Treasurer
(principal financial officer)

Date: March 6, 2006